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                                                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-15251 and 333-15249.

                                                           Arthur Andersen LLP
                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
March 26, 1997